Exhibit 32.1


                    ADVANCED FINANCIAL INC. AND SUBSIDIARIES




Section 906 Certification of Principal Executive Officer and Chief Executive Officer

     I, Charles A. Holtgraves, Chief Executive officer (Principal Executive Officer and Chief Financial Officer), certify that this quarterly report on Form 10-QSB for the quarterly period ended (December 31, 2003) fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Advanced Financial, Inc. and its subsidiaries for the periods presented.


Date: February 15, 2004                     /s/  Charles A. Holtgraves
                                            -----------------------------------
                                                 Charles A. Holtgraves
                                                 Chief Executive Officer
                                                 Chief Financial Officer